SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [X]

Filed by Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
	[_]	Fee paid previously with preliminary materials.
	[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY March 21, 2013

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN
John Hancock Tax-Advantaged Dividend Income Fund and/or
John Hancock Tax-Advantaged Global Shareholder Yield Fund

We are writing to ask for your assistance with an important matter involving your investment in one or both of the John Hancock Funds listed above.

Recently, we sent you proxy material regarding the Joint Special Meeting of Shareholders that is scheduled for March 22, 2013. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the meeting as scheduled.

No matter how large or small your fund holdings, your vote is important. Please submit your vote promptly so that we receive it prior to the Joint Special Meeting of Shareholders to be held on Friday, March 22, 2013.

The Fund has made it very easy for you to vote. Choose one of the following methods:

Call the toll-free touch-tone voting number listed on your proxy card. Have your proxy card with the control number handy. Vote by following the touch-tone prompts.	Visit the Web site noted on your proxy card and enter the control number that appears on the proxy card. Vote by following the on-screen prompts.	Return the executed proxy card in the postage-paid envelope provided so that we receive it by March 21, 2013 (the day prior to the meeting).

We appreciate your confidence in John Hancock Mutual Funds and look forward to continuing to manage your assets in the future.

Thank you for your time and prompt vote.

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY March 21, 2013

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN
John Hancock Tax-Advantaged Dividend Income Fund and/or
John Hancock Tax-Advantaged Global Shareholder Yield Fund

We are writing to ask for your assistance with an important matter involving your investment in one or both of the John Hancock Funds listed above.

Recently, we sent you proxy material regarding the Joint Special Meeting of Shareholders that is scheduled for March 22, 2013. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the meeting as scheduled.

If you have any questions, please call the number listed below:

1-855-742-8269

No matter how large or small your fund holdings, your vote is important. Please submit your vote promptly so that we receive it prior to the Joint Special Meeting of Shareholders to be held on Friday, March 22, 2013.

The Fund has made it very easy for you to vote. Choose one of the following methods:

Call the number above Monday through Friday, 9:00 A.M.–9:00 P.M., Eastern Time, to speak to a live Proxy Specialist. We can answer your questions and record your vote.

OR

Call the toll-free touch-tone voting number listed on your proxy card. Have your proxy card with the control number handy. Vote by following the touch-tone prompts.

Visit the Web site noted on your proxy card and enter the control number that appears on the proxy card. Vote by following the on-screen prompts.	Return the executed proxy card in the postage-paid envelope provided so that we receive it by March 21, 2013 (the day prior to the meeting).

We appreciate your confidence in John Hancock Mutual Funds and look forward to continuing to manage your assets in the future.

Thank you for your time and prompt vote.

Form of Email to Shareholders

Recently, we sent you proxy material regarding the Special Meeting of Shareholders that is scheduled for March 22, 2013. Our records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow your Fund(s) to obtain a sufficient number of votes to hold the meeting as scheduled.

Vote or view material here: http://www.Proxyvote.com/[____]

Important Notice Regarding the Availability of Proxy Materials

HTY/HTD Special Meeting of Shareholders.

MEETING DATE: March 22, 2013

RECORD DATE: January 16, 2013

ACCOUNT NUMBER: [____]

CONTROL NUMBER: [____]

Vote your proxy and view material: http://www.Proxyvote.com/[____]

Internet voting is accepted up to 11:59 PM (ET) the day before the meeting/cut-off date.

To access ProxyVote, you will need the above CONTROL NUMBER, and the four-digit PIN, you enrolled with at the time you elected to receive electronic communications (we suggest the last four digits of your Social Security Number or Tax ID). If you do not know your PIN, please follow the instructions below.

The relevant supporting documentations can also be found at the following Internet site(s):

Proxy Statement
https://materials.proxyvote.com/Approved/41013V/20130130/NPS_152991.PDF

Reminder Notice
https://materials.proxyvote.com/Approved/MC0992/20130116/SHLTR_154395.PDF

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: [____]

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

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